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                              n/i numeric investors
                                 family of funds

                   n/i numeric investors Emerging Growth Fund
                        n/i numeric investors Growth Fund
                       n/i numeric investors Mid Cap Fund
                   n/i numeric investors Small Cap Value Fund

                  (Investment Portfolios of The RBB Fund, Inc.)

                       Supplement dated December 30, 2004
                      to Prospectus dated December 31, 2003

Revisions relating to the close of the n/i numeric investors Small Cap Value
Fund.

         The following paragraph replaces the fifth paragraph under the caption "CAPITAL LIMITATION" on page 2 of the prospectus and the first paragraph under the caption "PRIMARY INVESTMENT STRATEGIES" on page 10 of the prospectus:

     Effective January 1, 2005, the n/i numeric investors Small Cap Value Fund (the "Fund") will close to investments by new and existing shareholders. In addition, effective January 1, 2005, all shareholders, including those who have previously elected to have their dividends and distributions reinvested in additional shares of the Fund, will receive their dividends and distributions in cash.

     For further information, please call 800-348-5031.

               Please retain this Supplement for future reference.